UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025

TAYLOR DEVICES, INC.
(Exact name of registrant as specified in its charter)

New York	000-3498	16-0797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Taylor Drive, North Tonawanda, New York	14120
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 694-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value per share Preferred Stock Purchase Rights	TAYD N/A	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                      Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e) On January 14, 2025, Alan R. Klembczyk, the President of Taylor Devices, Inc. (the “Company”) and a member of the Company’s board of directors (the “Board”), provided notice of his decision to retire from his position as President of the Company, effective June 1, 2025. On the same date, Mr. Klembczyk also notified the Company that he will not stand for reelection to the Board at the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”). Mr. Klembczyk will continue to serve on the Board until the expiration of his current term at the 2025 Annual Meeting.

In connection with Mr. Klembczyk’s notice of his intent to retire, the Company and Mr. Klembczyk entered into an Executive Retirement and Transition Agreement (the “Retirement Agreement”), dated January 14, 2025. Under the terms of the Retirement Agreement, Mr. Klembczyk has agreed to serve as President of the Company until his retirement on June 1, 2025, and thereafter to continue to serve as an employee until November 30, 2025, to provide support services to the Company. The Retirement Agreement provides that (i) Mr. Klembczyk will continue to receive his current base salary and remain eligible for his current death benefit through November 30, 2025, (ii) Mr. Klembczyk will remain eligible for an annual bonus and stock option award for the Company’s 2025 fiscal year, and (iii) all vested and unexercised stock options held by Mr. Klembczyk as of November 30, 2025, will remain outstanding and exercisable until the earlier of (a) the latest date those options could have been exercised under their original terms or (b) the tenth anniversary of the date of grant for the applicable stock option.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR DEVICES, INC.
(Registrant)
Date: January 14, 2025	By:	/s/ Timothy J. Sopko
Timothy J. Sopko, Chief Executive Officer